PROMISSORY NOTE

$4,000,000.00

February 29th, 2024

FOR VALUE RECEIVED, the undersigned, **WIDEPOINT CORPORATION,** a Delaware corporation, **WIDEPOINT INTEGRATED SOLUTIONS CORP.**, a Virginia corporation, **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION**, a Virginia corporation, **WIDEPOINT MOBILE CORPORATION**, a Virginia corporation, **IT AUTHORITIES, INC.,** a Florida corporation and **WIDEPOINT GLOBAL SOLUTIONS, INC.**, a Delaware corporation (jointly and severally, the "Borrower"), promises unconditionally to pay to the order of **OLD DOMINION NATIONAL BANK,** its successors or assigns (the "Lender") during Lender's regular business hours at Lender's offices at 8607 Westwood Center Drive, Suite 440, Tysons Corner, Virginia 22182, or at such other place as Lender may from time to time designate, the principal amount of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00)** (the "Principal Amount") or so much thereof as may be advanced or re-advanced from time-to-time hereunder, together with interest on the unpaid Principal Amount outstanding from time to time at the rate or rates hereafter specified and any and all other sums which may be owing to Lender by Borrower pursuant to this Note. The following terms shall apply to this Note:

1. INTEREST RATE. Interest shall accrue on a daily basis on the outstanding principal balance until the occurrence of an Event of Default at an annual rate that, at all times, is equal to the "Prime Rate" (as hereinafter defined) provided, however, in no event shall the interest rate payable hereunder be less SEVEN AND 25/100TH PERCENT (7.25%) per annum. As used herein, the term "Prime Rate" shall mean that independent index which is the prime rate of interest published in the "Money Rates" section of The Wall Street Journal. The Prime Rate is not necessarily the lowest rate of interest charged by Lender. Should The Wall Street Journal cease publishing the Prime Rate during the term of this loan, Lender may designate a substitute index after notice to Borrower. Each time the Prime Rate changes, the interest rate on this Note, without notice, shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed.

2. DEFAULT INTEREST RATE. Upon an "Event of Default," as hereafter defined, Lender, in Lender's sole discretion and without notice or demand, may raise the rate of interest accruing on the outstanding Principal Amount by five (5) percentage points above the rate of interest otherwise applicable, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default. Such default interest rate shall continue, in Lender's sole discretion, until all defaults are cured.

3. REPAYMENT. Interest accrued on the outstanding principal balance shall be payable on the last day of the month beginning March 31, 2024; provided, however, principal, interest and all other charges are due and payable in full on or before February 28, 2025 (the "Maturity Date"). All payments shall be made in such a manner that each payment shall be received by Lender in actually and finally collected Federal funds on the due date; if the due date

falls on a weekend or holiday, the funds shall be due on, and the due date automatically extended to, the next following business day, and provided further, that the due date is always subject to acceleration upon Borrower's default hereunder. Any and all payments shall be applied first to expenses of Lender, if any, then to late charges, if any, next to accrued interest, and the remainder, if any, to reduction of principal. Payment shall be automatically due on the due date without the need for Lender to make demand for payment, which Borrower waives as hereinafter provided.

4. **REPAYMENT EXTENSION.** If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the Commonwealth of Virginia are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

5. **LATE CHARGE.** Borrower shall pay a late charge (the "Late Charge") of 5% of the amount then due if any payment in whole or in part due under this Note is not received by Lender within ten (10) days after its due date. The Late Charge shall be payable to Lender on demand, or if demand is not made, then on the due date of the next payment under this Note. An additional Late Charge may be imposed for each successive 30-day period during which all or any portion of such payment remains delinquent. Such Late Charge shall be in addition to, and not in lieu of, any other right or remedy Lender may have, including the right to receive principal and interest and to reimbursement of costs and expenses.

6. **MANNER AND APPLICATION OF PAYMENTS.** All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by Lender. Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to Lender in connection with the collection or enforcement of this Note, second to the payment of all unpaid Late Charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which Lender may, in its sole discretion, elect from time to time.

7. **ADVANCES.** Subject to the provisions of that certain Loan and Security Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), Borrower may borrow from time to time from the date hereof until the earlier to occur of the Maturity Date, the occurrence of an Event of Default or final payment hereunder, such amounts as Borrower may request (each, an "Advance"), provided the principal balance outstanding hereunder may not exceed the Principal Amount. Subject to the terms of this Note, Borrower may request an Advance in accordance with the requirements of and on the terms of the Loan Agreement. Borrower agrees that absent manifest error, the Lender's records shall be conclusive proof as to the date and amount of any Advance made hereunder as well as any and all payments made hereunder.

Borrower agrees to comply with any and all procedures reasonably established by Lender for processing, handling and accounting for all Advances and payments involved, and the documents or instruments pertaining thereto. Borrower shall execute and deliver to Lender all documents or instruments, as may be reasonably required by Lender from time to time, to evidence and accurately

account for all amounts advanced or payable pursuant to this Note. Borrower shall pay all costs incurred by Lender in connection with all such Advances.

8. **PREPAYMENT.** This Note may be prepaid in whole or in part at any time without premium or penalty, provided that each payment shall be accompanied by payment of all unpaid costs, fees, expenses and Late Charges, if any, which are due plus all accrued and unpaid interest due as of the date of such prepayment.

9. **OBLIGATIONS.** The term "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower of any nature whatsoever, including all past, present and future indebtedness and liabilities of Borrower to Lender for the payment of money (extending to the Principal Amount and all interest, fees, Late Charges, expense payments, liquidation costs, and attorneys' fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated. If more than one Obligation is outstanding, each payment may be applied to such of the Obligations as Lender shall determine in its sole discretion.

10. **LOAN DOCUMENTS.** The obligations of Borrower evidenced by this Note are secured by, guaranteed by, and are a part of the obligations referred to in, any promissory note, loan commitment, letter agreement, line of credit agreement, commercial financing agreement, security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, loan and security agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment or any other document or agreement previously, simultaneously or hereafter executed and delivered by Borrower and/or by any other Obligor, as hereinafter defined, singly or jointly with another person or persons to Lender, in connection with this Note, whether or not this Note is specifically referred to therein, (as the same may from time to time be amended, collectively, the "Loan Documents").

11. **OBLIGOR.** The term "Obligor" shall mean, individually and collectively, Borrower, each endorser, guarantor and surety of this Note, any person who is primarily or secondarily liable for the repayment of this Note or any portion thereof and any person who has granted security for the repayment of this Note, together with such person's heirs, personal representatives, successors and assigns.

12. **EVENTS OF DEFAULT.** The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

(a) the failure of Borrower or any other Obligor to pay any sum due under this Note when due, whether by demand or otherwise; or

(b) the failure of any Obligor to perform, observe or comply with any of the Loan Documents, should the same remain uncured after the expiration of any applicable notice and cure or grace period.

13. **RIGHTS AND REMEDIES UPON DEFAULT.** Upon the occurrence of an Event of Default hereunder, Lender, in Lender's sole discretion and without notice to Borrower or any other Obligor, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Note, to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment, demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of or on deposit with, Lender or any affiliate of Lender in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with Lender or any affiliate of Lender (the "Possessory Collateral"); (c) terminate any outstanding commitments of Lender to Borrower or any other Obligor; (d) exercise its right to confess judgment against Borrower as provided hereinafter; and (e) exercise any or all rights, powers and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise.

14. **REMEDIES CUMULATIVE.** Each right, power and remedy of Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, Lender shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

15. **SECURITY.** As security for the payment of the obligations under this Note or any of the Loan Documents, Borrower and any Obligor who signs this Note hereby grants a security interest in the Possessory Collateral. "Debtor" means any person having an interest in any other collateral which secures this Note, now or hereafter (the "Collateral"). Debtor shall have all risk of loss of the Collateral. Lender shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral. If Lender actually receives any notices requiring action with respect to Collateral in Lender's possession, Lender shall take reasonable steps to forward such notices to any Debtor. Debtor is responsible for responding to notices concerning the Collateral, voting the Collateral and exercising rights and options, calls and conversions of the Collateral. Lender's sole responsibility is to take such action as is reasonably requested by Debtor in writing; however, Lender is not responsible to take any action that, in Lender's sole judgment, would affect the value of the Collateral as security for the Obligations adversely.

Lender's collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Lender exercises the care and follows the procedures that Lender generally applies to the collection of obligations owed directly to Lender. Lender may apply all Collateral and proceeds of Collateral coming into Lender's possession to any of the Obligations, whether matured or unmatured, as Lender shall determine in its sole but reasonable discretion. Lender may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected from account debtors and other persons obligated on Collateral, to the Obligations until cash proceeds are actually received by Lender.

If and only if Lender is required by the Virginia Uniform Commercial Code to give Borrower notice of any disposition of Collateral, Borrower agrees that commercial reasonableness and good faith require Lender to give Borrower no more than 5 days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or other intended disposition is to be made of collection and enforcement. Borrower agrees that it is commercially reasonable for Lender to disclaim all warranties which arise with respect to the disposition of the Collateral.

16. **RESERVED.** .

17. **COLLECTION EXPENSES.** If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, Borrower agrees to pay to Lender upon demand all out of pocket costs and expenses, including, without limitation, its reasonable attorneys' fees and court costs incurred by Lender in connection with the enforcement or collection of this Note (whether or not any action has been commenced by Lender to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by Borrower contesting Lender's right to collect the outstanding Principal Amount. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein or any default rate of interest provided herein, from the date of payment by Lender until repaid in full.

18. **INTEREST RATE AFTER JUDGMENT.** If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of: (a) the rate of interest provided herein; (b) any default rate of interest provided herein; or (c) the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

19. **MAXIMUM RATE OF INTEREST.** Notwithstanding any provision of this Note or the Loan Documents to the contrary, Borrower shall not be obligated to pay interest pursuant to this Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Note or the laws of the United States applicable to loans in such state. If any provisions of this Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Note. Borrower acknowledges that it has been contemplated at all

times by Borrower that the laws of the Commonwealth of Virginia will govern the maximum rate of interest that it is permissible for Lender to charge Borrower pursuant to this Note.

20. **CERTAIN WAIVERS BY BORROWER.** Borrower waives demand, presentment, protest and notice of demand, of non-payment, of dishonor and of protest of this Note. Lender, without notice to or further consent of Borrower or any other Obligor and without in any respect compromising, impairing, releasing, lessening or affecting the obligations of Borrower hereunder or under any of the Loan Documents, may: (a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to (i) this Note, (ii) any of the Loan Documents, (iii) all or any part of any collateral or security for this Note and/or (iv) any Obligor; (b) complete any blank space in this Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof.

21. **CHOICE OF LAW; FORUM SELECTION; CONSENT TO JURISDICTION.** This Note shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof). Borrower hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Note shall be litigated, if at all, in and before a court located in the Commonwealth of Virginia to the exclusion of the courts of any other state or country, and (b) irrevocably submits to the non-exclusive jurisdiction of any Virginia court or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Note, and hereby irrevocably waives any objection to the laying of venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

22. **COMMERCIAL PURPOSES.** Borrower acknowledges and warrants that (a) the indebtedness evidenced by this Note is incurred for the purpose of acquiring or carrying on a business or commercial enterprise; (b) all proceeds arising from the indebtedness will be used solely in connection with such business or commercial enterprise; (c) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation "U" issued by the Board of Governors at the Federal Reserve System; and (d) the loan evidenced by this Note is not a "consumer transaction" as defined in the Virginia Uniform Commercial Code and none of the Collateral was or will be purchased primarily for personal, family or household purposes.

23. **SUBSEQUENT HOLDERS.** In the event that any holder of this Note transfers this Note for value, Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

24. **INVALIDITY OF ANY PART.** If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Note, but only to the extent of its invalidity, illegality or unenforceability. In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Note, then and in such event, at Lender's option, the outstanding Principal Amount, together with all accrued and unpaid interest thereon, shall become immediately due and payable.

25. **WAIVER OF JURY TRIAL. BORROWER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND BORROWER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS, WHETHER INITIATED BY BORROWER AGAINST LENDER OR INITIATED BY LENDER AGAINST BORROWER. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND BORROWER SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.**

26. **SERVICE OF PROCESS.** Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof to Borrower by certified mail, postage prepaid, return receipt requested. Borrower hereby irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any other manner otherwise permitted by law, and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions.

27. **NOTICE.** Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by hand delivery, by FedEx, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the respective parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the respective parties. Notice shall be considered given as of the date of hand delivery, one (1) business day after delivery to FedEx or similar overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

If to BORROWER:	WIDEPOINT CORPORATION, WIDEPOINT INTEGRATED SOLUTIONS CORP. WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION WIDEPOINT MOBILE CORPORATION IT AUTHORITIES, INC. and WIDEPOINT GLOBAL SOLUTIONS, INC. 11250 Waples Mill Road, South Tower, Suite 210 Fairfax, VA 22030
If to LENDER:	OLD DOMINION NATIONAL BANK 8607 Westwood Center Drive, Suite 440 Tysons Corner, Virginia 22182 Attn: Jacob Snider
With a copy to:	Vincent J. Keegan, Esquire Tramonte, Yeonas, Roberts & Keegan, PLLC 8245 Boone Boulevard, Suite 400 Tysons, VA 22182

28. **MISCELLANEOUS.** Time is of the essence under this Note. The paragraph headings of this Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Note and the Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto. Lender may, without notice to or consent of Borrower, sell, assign, pledge or transfer this Note or sell, assign, transfer or grant participations in all or any part of the obligations evidenced by this Note to others at any time and from time to time, and Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Note and any other Loan Documents or otherwise. No modification, release or waiver of this Note shall be deemed to be made by Lender unless in writing signed by Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be

effective to modify, release or waive any provisions of this Note or any of the other Loan Documents. This Note shall inure to the benefit of and be enforceable by Lender and Lender's successors and assigns and any other person to whom Lender may grant an interest in the obligations evidenced by this Note and shall be binding upon and enforceable against Borrower and Borrower's personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. This Note may be executed in any number of counterparts, all of which, when taken together shall constitute one Note. If more than one person or entity is executing this Note as a Borrower, all liabilities hereunder shall be joint and several with respect to each of such persons or entities.

SIGNATURES APPEAR ON FOLLOWING PAGES

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the day and year first hereinabove set forth.

BORROWER:
WIDEPOINT CORPORATION

By: ______________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________(SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT INTEGRATED SOLUTIONS CORP., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________________(SEAL)
Notary Public

My Commission expires: 03/31/24

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 03/31/24

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT MOBILE CORPORATION

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT MOBILE CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

IT AUTHORITIES, INC.

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of IT AUTHORITIES, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration #: 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: _________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT GLOBAL SOLUTIONS, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

_________________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024